EXHIBIT 23 J(3)

                       CONSENT OF MCGLADREY & PULLEN, LLP

We consent to the reference to our firm under the heading "Financial Highlights" in the prospectus; and to the use of our report dated August 10, 2001, on our audit of the financial statements of Dominion Insight Growth Fund constituting part of Post-Effective Amendment No. 14 to the Dominion Funds, Inc. registration statement on Form N-1A.


                                        /s/ MCGLADREY & PULLEN, LLP


Dallas, Texas
February 12, 2002